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                          PROSPECTUS SUPPLEMENT DATED

                                JANUARY 22, 1996

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  This Prospectus Supplement dated January 22, 1996 modifies the prospectus for the SPDR Trust Series 1 (the "Trust") dated April 24, 1995 (the "Base Prospectus") and the prospectus supplements attached thereto dated June 16, 1995 and November 2, 1995, all of which are attached hereto.

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  The Mandatory Termination Date for the Trust currently listed on page 2 of the Base Prospectus as January 22, 2018 has been extended. The new Mandatory Termination date is the earlier of (1) January 22, 2118 or (2) the date 20 years after the death of the last survivor of the eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993.

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  The Sponsor has determined to eliminate the waiver of the Transaction Fee charged in connection with the creation of fifteen (15) or more Creation Units, as more fully described on pages 4-5 and 25 of the Base Prospectus. Therefore, effective January 22, 1996 until further notice, the Transaction Fee payable for a creation through the SPDR Clearing Process of two (2) or more Creation Units per Participating Party per day will be $3,000.